UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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S&P Global Inc.

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www.investorvote.com/SPGI Step 1: Go to www.investorvote.com/SPGI. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/SPGI or scan the QR code — login details are located in the shaded bar below. The Sample Company 2020 Shareholder Meeting Notice 036LGF + + Important Notice Regarding the Availability of Proxy Materials for the S&P Global Inc. Shareholder Meeting to be Held on May 13, 2020 Under U.S. Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you. Please make your request as instructed on the reverse side on or before April 29, 2020 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:00 AM, EDT, on May 13, 2020. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM Your vote matters – here’s how to vote!

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request email delivery, you will receive an email with a link to view the current meeting materials online. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/SPGI. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials S&P Global Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this Notice, and state that you want a copy of the meeting materials mailed to you. To facilitate timely delivery, requests for a paper copy of proxy materials must be received on or before April 29, 2020. IMPORTANT NOTICE REGARDING POTENTIAL CHANGES IN MEETING LOGISTICS: We intend to hold our Annual Meeting in person; however, the health and well-being of all of our various stakeholders is our top priority. In the event we determine it is not possible or advisable to hold our Annual Meeting as currently planned due to developments regarding coronavirus (COVID-19), we will announce alternative arrangements, which may include a change in location or holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only meeting), as promptly as practicable. Refer to page 3 of the Proxy Statement for more information and monitor S&P Global’s Investor Relations website at http://investor.spglobal.com for any updates. Please Retain this Notice If we decide to hold a virtual-only meeting, this Notice contains access details required to attend online and to vote your proxy and ask questions during the Annual Meeting. S&P Global Inc.’s Annual Meeting of Shareholders will be held on Wednesday, May 13, 2020 at the principal offices of the Company, 55 Water Street, New York, NY 10041, at 11:00 a.m. (EDT). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the director nominees listed and FOR Proposals 2 – 4: 1. Election of Directors: 01 - Marco Alverà 02 - William J. Amelio 03 - William D. Green 04 - Charles E. Haldeman, Jr. 05 - Stephanie C. Hill 06 - Rebecca Jacoby 07 - Monique F. Leroux 08 - Maria R. Morris 09 - Douglas L. Peterson 10 - Edward B. Rust, Jr. 11 - Kurt L. Schmoke 12 - Richard E. Thornburgh 2. Approve, on an advisory basis, the executive compensation program for the Company’s named executive officers. 3. Approve an amendment to the Company’s Certificate of Incorporation to permit removal of a Director with or without cause. 4. Ratify the selection of Ernst & Young LLP as our independent auditor for 2020. And, in their discretion, in the transaction of such other business as may properly come before the Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE BY MAIL. To vote your shares follow the instructions on the reverse side. If you wish to attend and vote at the meeting, please refer to the instructions below under Admission Ticket. Shareholder Meeting Notice ADMISSION TICKET S&P Global Inc. 2020 Annual Meeting of Shareholders Wednesday, May 13, 2020 10:00 a.m. (EDT) - Registration opens (Lobby) 11:00 a.m. (EDT) - Annual Meeting 55 Water Street New York, New York 10041-0003 If you wish to attend the Annual Meeting of Shareholders in person, please register in advance and bring this Admission Ticket and valid photo identification with you. Shareholders should send a request via email to investor.relations@spglobal.com that includes your name, email address, and complete postal address no later than May 8, 2020. Cameras, large bags, briefcases, packages, recording equipment and other electronic devices will not be permitted at the Annual Meeting. Annual Meeting Available by Webcast To listen to the Annual Meeting, go to http://investor.spglobal.com